ALL-AMERICAN TERM TRUST INC.                                 SEMIANNUAL REPORT

                                                             September 14, 2001
Dear Shareholder,
     We are deeply saddened by the tragic events that unfolded on September 11, 2001. We mourn the terrible loss of life on that day, and our heartfelt condolences are with our many friends, colleagues, neighbors, and others who have been personally affected. As a company, we are grateful for, and actively support, those engaged in the courageous and tireless rescue, relief and recovery efforts.
     We would like to assure you that we are fully operational and your account records and assets have been secure at all times. The economic and capital markets in the U.S. are fundamentally sound, and we remain committed to helping you meet your financial goals.
     These are challenging times. Our nation and economy have faced tragedy before and have demonstrated remarkable resilience. At times like these, it is important for investors to stay focused on the fundamentals of a solid, long-term investment program. We remain committed to providing sound advice toward helping investors meet their long-term investment needs.
     Please note that this semiannual letter for the All-American Term Trust Inc. for the six months ended July 31, 2001 is not reflective of the events of September 11th.

        ALL-AMERICAN TERM TRUST INC.

        Investment Objective:
        High level of current income, consistent with capital preservation. The Trust will terminate on or about
        January 31, 2003.


        Portfolio Managers/Subadvisor:
        Thomas L. Pappas
        Timothy E. Smith
        Wellington Management Company, LLP


        Commencement:
        March 1, 1993

        NYSE Symbol:
        AAT


        Dividend Payments:
        Monthly


MARKET REVIEW
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]



          The six months ended July 31, 2001 proved tranquil for fixed income investments in contrast to a broad economy in distress, despite a series of aggressive interest rate cuts. The Federal Reserve (the "Fed") cut the Fed Funds rate four times during the period. The period-end rate of 3.5% was the lowest level since 1994, while the amount of total reduction was the Fed's most aggressive in almost two decades.

           A sputtering economy, led by the collapse of the speculative technology bubble, helped to precipitate the Fed's aggressive actions. The nation's real gross domestic product stood virtually still in the second quarter, advancing only 0.2% after a meager 1.3% increase in the first quarter. With 12 consecutive months of negative performance through July, the manufacturing sector was trying to battle its way out of a recession, as cuts in technology manufacturing exacerbated the sector's problems. Capital spending fell drastically during the second quarter as profits fell short of expectations. Rising energy prices during the period, which began receding in June, also contributed to the general economic malaise.

           Consumer confidence, although wavering, continued to remain relatively strong during the period as consumer spending provided one of the few sparks in the economy. In August, however, the unemployment rate reached a four-year high of 4.9%, and confidence and spending began to erode.

           In contrast, consumers continued to seek the relative safe haven of fixed income investments, even as yields declined with interest rates. Still, bonds performed

SEMIANNUAL REPORT                                 ALL-AMERICAN TERM TRUST INC.

relatively well during the period. The Lehman Brothers Aggregate Bond Index, a barometer of the overall bond market, returned a healthy 4.23% during the six-month period. Investment-grade corporate bonds were among the best performers, while high-yield debt lagged behind, barely returning a positive number for the period. Investment-grade yield spreads were much wider than historical levels. Defaults in the high-yield sector, especially among companies in telecommunications and telecommunications products, continued to plague the sector. Both the three-month and six-month Treasury Bill indices returned just below 2% for the same time span.
           With short-term interest rates low, money supply is growing sharply, improving liquidity for companies that might want to resume capital spending. During the period, the yield curve has done an about-face, switching from an inverted curve to a positive slope.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS, PERIODS ENDED 7/31/01



                                                                              Since Inception
                                              6 Mos.      1 Yr.     5 Yrs.        3/1/93
---------------------------------------------------------------------------------------------
Net Asset Value Return                         3.07%       6.96%     4.10%      5.03%
Market Price Return                            4.01       11.88      7.03       5.37
Lehman Brothers 1-3 Year Government/Credit
  Index                                        4.16       10.15      6.76       6.00
---------------------------------------------------------------------------------------------

Returns do not reflect any commissions and are not representative of the performance of an individual investment. The Trust's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. Past performance is no guarantee of future results. NAV and market price returns for periods of less than one year are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.


Share Price, Dividend and Yield       7/31/01
---------------------------------------------------------------------------------------------
Net Asset Value Per Share         $12.57
Market Price Per Share            $12.30
July 2001 Dividend                $0.0500
Market Yield                       4.88%
NAV Yield                          4.77%
IPO Yield                          4.00%
---------------------------------------------------------------------------------------------

Market yield is calculated by multiplying the July dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the July dividend by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the July dividend by 12 and dividing by the initial public offering price. Prices and yields will vary. The Trust is actively managed and its portfolio composition will vary over time.

ALL-AMERICAN TERM TRUST INC.                                 SEMIANNUAL REPORT

PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]



        For the six months ended July 31, 2001, the Trust returned 3.07% based on net asset value and 4.01% based on market price. In comparison, the Lehman Brothers 1-3 Year Government/Credit Index returned 4.16%.
           During the six months ended July 31, 2001, the Trust trimmed exposure to the more volatile noninvestment grade bond sector, while building up positions in short-term asset-backed securities and investment-grade corporates, particularly in the finance sector. As a result, the Trust's market price per share increased from $12.14 to $12.30 during the period. Weighted average duration (a measure of a bond fund's sensitivity to interest rates) continued to shrink, falling to 1.2 years from 1.6 years at the start of the period, as the Trust nears its termination date on or about January 31, 2003. We expect the duration to continue to decline as we near the Trust's termination date. The Trust's top sectors-financial services, energy/utilities and mortgage-backed securities, comprise almost half of the Trust's net assets. The Trust is also heavily weighted in investment-grade corporate bonds, which make up about 71% of the Trust's total net assets.

PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*     7/31/01     1/31/01
---------------------------------------------------
Weighted Average Maturity    1.7 yrs    2.2 yrs
Weighted Average Duration    1.2 yrs    1.6 yrs
Net Assets (mm)              $ 156.3    $ 161.3
---------------------------------------------------


PORTFOLIO COMPOSITION*                   7/31/01                                            1/31/01
-----------------------------------------------------------------------------------------------------
Investment-Grade Corporates              70.6%    Investment-Grade Corporates              67.7%
U.S. Mortgage-Backed Securities          12.0     U.S. Mortgage-Backed Securities          13.4
Asset-Backed Securities                   7.9     Noninvestment Grade Corporates           10.4
Noninvestment Grade Corporates            7.4     Asset-Backed Securities                   5.9
U.S. Agencies                             0.9     Other Assets in Excess of Liabilities     1.2
Other Assets in Excess of Liabilities     0.8     U.S. Agencies                             1.1
Cash Equivalents                          0.3     Equities                                  0.3
Equities                                  0.1
-----------------------------------------------------------------------------------------------------
Total                                   100.0%    Total                                   100.0%

SEMIANNUAL REPORT                                 ALL-AMERICAN TERM TRUST INC.



TOP FIVE SECTORS*                  7/31/01                                      1/31/01
-----------------------------------------------------------------------------------------------------
Financial Services                20.3%     Financial Services                22.0%
Energy/Utilities                  13.7      U.S. Mortgage-Backed Securities   13.4
U.S. Mortgage-Backed Securities   12.0      Energy/Utilities                  12.4
Cable/Media                        8.4      Cable/Media                        8.5
Asset-Backed Securities            7.9      Asset-Backed Securities            5.9
-----------------------------------------------------------------------------------------------------
Total                             62.3%     Total                             62.2%


CREDIT QUALITY*                         7/31/01                                          1/31/01
-----------------------------------------------------------------------------------------------------
AAA                                      8.1%    AAA                                     6.0%
AA                                       1.8     AA                                      0.0
A                                       27.4     A                                      26.5
BBB                                     41.3     BBB                                    41.1
BB                                       4.7     BB                                      4.3
B                                        2.6     B                                       5.4
Agency and Mortgages                    12.9     Treasury/Agency                        14.5
Non-Rated and Other Assets in Excess             Non-Rated and Other Assets in Excess
  of Liabilities                         1.2     of Liabilities                          2.2
-------------------------------------- -----     ------------------------------------- -----
Total                                  100.0%    Total                                 100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Trust is actively managed and its composition will vary over time.

ALL-AMERICAN TERM TRUST INC.                                 SEMIANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]



       As the semiannual period came to a close, it became clear that consumer confidence and spending were on the decline. However, the National Association of Purchasing Management's Index of Manufacturing Activity rose in August for the first time in 13 months. Furthermore, lower rates coupled with the federal income tax rebates may serve to invigorate the economy.
           We will continue to focus on increasing the average quality of the portfolio, seek more liquid issues as the Trust nears its termination date and use internal credit research to identify opportunities and eliminate disappointing holdings. Once an economic rebound is evident, interest rates and yields on short-term debt instruments may begin to swing upwards.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on All-American Term Trust Inc. or a fund in the Brinson Family of Funds,1 please contact your investment professional or visit us at www.ubspainewebber.com.



Sincerely,


/s/ Brian M Storms              /s/ Thomas L. Pappas

BRIAN M. STORMS                 THOMAS L. PAPPAS
President                       Portfolio Manager, All-American Term Trust Inc.
Brinson Advisors, Inc.          Wellington Management Company, LLP


/s/ Timothy E. Smith

TIMOTHY E. SMITH
Portfolio Manager, All-American Term Trust Inc.
Wellington Management Company, LLP

     This letter is intended to assist shareholders in understanding how the Trust performed during the six months ended July 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.


1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

ALL-AMERICAN TERM TRUST INC.

PORTFOLIO OF INVESTMENTS        JULY 31, 2001 (UNAUDITED)

  Principal
    Amount                                                                   Maturity      Interest
    (000)                                                                      Dates        Rates          Value
-------------                                                               ----------  ------------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.18%
  $   2,918     FNMA Trust 1993-41, Class H* (cost - $280,699) ..........   03/25/23     7.000 %        $   277,084
                                                                                                        -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 8.16%
      1,585     FHLMC ...................................................   06/01/03     6.000            1,604,510
     10,885     FHLMC ARM ...............................................   02/01/22     7.699           11,152,742
                                                                                                        -----------
Total Federal Home Loan Mortgage Corporation Certificates (cost - $12,812,427)                           12,757,252
                                                                                                        -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 3.67%
      5,590     FNMA ARM (cost - $5,727,898) ............................   11/01/23     8.018            5,741,000
                                                                                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATION - 0.92%
      1,400     FNMA (cost-$1,417,078) ..................................   04/15/03     5.750            1,439,281
                                                                                                        -----------
CORPORATE BONDS - 77.93%
BANKING - 6.26%
      2,250     Banc One Corp. MTN ......................................   10/01/02     6.375            2,310,327
      2,000     PNC Funding Corp. .......................................   03/01/03     6.875            2,075,278
      1,300     Popular N.A., Inc. MTN ..................................   10/27/02     6.625            1,322,308
      4,000     Providian National Bank .................................   03/15/03     6.700            4,075,636
                                                                                                        -----------
                                                                                                          9,783,549
                                                                                                        -----------
BROKER/DEALER - 3.93%
      2,000     Goldman Sachs Group, Inc. MTN** .........................   02/01/03     6.250            2,046,960
      4,000     Lehman Brothers Holdings, Inc. ..........................   04/01/03     6.250            4,097,552
                                                                                                        -----------
                                                                                                          6,144,512
                                                                                                        -----------
CABLE - 3.89%
      4,000     Adelphia Communications Corp. ...........................   10/01/02     9.250            4,000,000
      2,000     Tele-Communications, Inc. ...............................   01/15/03     8.250            2,086,334
                                                                                                        -----------
                                                                                                          6,086,334
                                                                                                        -----------
CHEMICALS - 1.65%
      2,500     Praxair, Inc. ...........................................   03/01/03     6.750            2,585,300
                                                                                                        -----------
COMMUNICATIONS/SATELLITE - 1.09%
      1,700     PanAmSat Corp. ..........................................   01/15/03     6.000            1,707,548
                                                                                                        -----------
COMPUTER SOFTWARE & SERVICES - 0.80%
      1,250     Computer Associates International, Inc. .................   04/15/03     6.250            1,246,588
                                                                                                        -----------
ENERGY - 9.41%
      3,000     Enron Corp. .............................................   04/01/03     9.125            3,199,410
      2,000     ENSERCH Corp. ...........................................   01/01/03     6.250            2,034,258
      4,500     KN Energy, Inc. .........................................   03/01/03     6.450            4,607,730
      4,750     R & B Falcon Corp. ......................................   04/15/03     6.500            4,873,975
                                                                                                        -----------
                                                                                                         14,715,373
                                                                                                        -----------
FINANCE - 10.06%
      2,750     Associates Corp. N.A. ...................................   04/15/03     6.000            2,826,972
      2,500     Ford Motor Credit Co. ...................................   01/15/03     7.500            2,603,000
      4,000     General Motors Acceptance Corp. .........................   01/22/03     5.875            4,077,188
      2,000     Heller Financial, Inc. ..................................   08/23/02     7.500            2,075,460
      4,000     Osprey Trust, Inc.** ....................................   01/15/03     8.310            4,136,920
                                                                                                        -----------
                                                                                                         15,719,540
                                                                                                        -----------

ALL-AMERICAN TERM TRUST INC.


    PRINCIPAL
     AMOUNT                                                                    MATURITY       INTEREST
      (000)                                                                      DATES          RATES           VALUE
----------------                                                            -------------   -----------     --------------
CORPORATE BONDS (CONCLUDED)
FOOD & BEVERAGE - 3.56%
$   2,000       Kellogg Co. ....................................              04/01/03          5.500%      $   2,017,470
    3,500       Nabisco, Inc. ..................................              02/01/03(a)       6.125           3,554,320
                                                                                                            -------------
                                                                                                                5,571,790
FOOD/RETAIL - 3.11%                                                                                         -------------
    2,250       ConAgra Foods, Inc. ............................              10,15/02          5.500           2,279,970
    2,500       Fred Meyer, Inc. ...............................              03/01/03          7.150           2,583,925
                                                                                                            -------------
                                                                                                                4,863,895
                                                                                                            -------------
HEALTHCARE - 2.97%
    4,500       Tenet Healthcare Corp. .........................              01/15/03          7.875           4,635,000
                                                                                                            -------------
HOTELS, LODGING - 2.61%
    4,000       Hilton Hotels Corp. ............................              07/15/02          7.700           4,073,832
                                                                                                            -------------
INDUSTRIAL/VEHICLE PARTS - 1.32%
    2,000       Goodyear Tire & Rubber Co. .....................              03/15/03          8.125           2,062,414
                                                                                                            -------------
INSURANCE - 3.96%
    1,500       CIGNA Corp. ....................................              01/15/03          7.400           1,559,805
    4,500       Prudential Insurance Co. of America** ..........              04/15/03          6.875           4,632,930
                                                                                                            -------------
                                                                                                                6,192,735
                                                                                                            -------------
MEDIA - 4.54%
    4,300       News America Holdings, Inc. ....................              02/01/03          8.625           4,512,721
    2,500       Viacom, Inc. ...................................              01/15/03          6.750           2,587,550
                                                                                                            -------------
                                                                                                                7,100,271
                                                                                                            -------------

REAL ESTATE INVESTMENT TRUSTS - 0.86%
    1,335       American Health Properties, Inc. ...............              01/15/02          7.050           1,343,117
                                                                                                            -------------
RETAIL - 1.33%
    2,000       Federated Department Stores, Inc. ..............              10/15/02          8.125           2,080,560
                                                                                                            -------------
SERVICE - 1.69%
    2,670       Browning Ferris Industries, Inc. ...............              01/15/03          6.100           2,606,587
    1,000       Premier Graphics, Inc. (b)(1) ..................              12/01/05         11.500              30,000
                                                                                                            -------------
                                                                                                                2,636,587
                                                                                                            -------------
STEEL/OIL - 2.95%
    4,500       USX Corp. MTN ..................................              08/05/02          7.990           4,612,500
                                                                                                            -------------
TECHNOLOGY - 0.00%
    1,915       InterAct Systems, Inc.**++(2) ..................              08/01/03         14.000                   0
                                                                                                            -------------
TELECOMMUNICATIONS/SERVICES - 1.32%
    2,000       U.S. West Communications, Inc. MTN .............              01/21/03          7.100           2,066,554
                                                                                                            -------------
TOBACCO - 1.99%
    3,000       Philip Morris Cos., Inc. .......................              01/15/03          7.250           3,104,550
                                                                                                            -------------
TRANSPORTATION-AIR FREIGHT - 4.30%
    5,500       Airborne Freight Corp. .........................              12/15/02          8.875           5,699,430
    1,000       FedEx Corp. ....................................              02/12/04          6.625           1,029,417
                                                                                                            -------------
                                                                                                                6,728,847
                                                                                                            -------------
UTILITIES - 4.33%
    2,250       Dominion Resources, Inc. .......................              01/31/03          6.000           2,288,724
    2,500       Georgia Power Co. ..............................              01/31/03          5.750           2,543,138
    1,890       Niagara Mohawk Power Corp. .....................              10/01/02          7.250           1,939,655
                                                                                                            -------------
                                                                                                                6,772,517
                                                                                                            -------------
    Total Corporate Bonds (cost - $121,906,137).................                                              121,833,913
                                                                                                            -------------

ALL-AMERICAN TERM TRUST INC.


    PRINCIPAL
     AMOUNT                                                                    MATURITY       INTEREST
      (000)                                                                      DATES          RATES           VALUE
----------------                                                            -------------   -----------     --------------
ASSET BACKED SECURITIES - 7.89%
$  2,000  AESOP Funding II LLC, Series 1997-1A, Class A2** .................    10/20/03        6.400%         $2,042,360
   2,500  BMW Vehicle Lease Trust, Series 2000-A, Class A3 .................    05/25/03        6.640           2,575,781
   3,000  Ford Credit Auto Owner Trust, Series 2000-B, Class A5 ............    04/15/04        7.070           3,099,360
   2,455  Ford Credit Auto Owner Trust, Series 2000-D, Class A5 ............    01/15/05        7.150           2,561,875
   2,000  Huntington Auto Trust, Series 2000-A, Class A3 ...................    07/15/04        7.330           2,049,950
                                                                                                            -------------
Total Asset-Backed Securities (cost - $12,035,178)..........................                                   12,329,326
                                                                                                            -------------
  NUMBER OF
   SHARES
----------------
COMMON STOCKS (B) - 0.09%
ENERGY - 0.00%
  89,504  Orion Refining Corp.++(2)  .......................................                                            0
                                                                                                            -------------
RETAIL - 0.09%
 261,250  Samuels Jewelers, Inc.++(2)  .....................................                                      141,075
                                                                                                            -------------
SERVICE - 0.00%
 100,500  Waste Systems International, Inc.++(2)  ..........................                                            0
                                                                                                            -------------
Total Common Stocks (cost - $3,064,251).....................................                                      141,075
                                                                                                            -------------
  NUMBER OF
   WARRANTS
---------------
WARRANTS (B) - 0.00%
   2,000  Sabreliner Corp.++ (2) (cost - $40,000) ..........................                                            0
                                                                                                            -------------
  PRINCIPAL    AMOUNT
     (000)
------------
REPURCHASE AGREEMENT - 0.33%
     510  Repurchase Agreement dated 07/31/01 with State Street Bank & Trust
            Co., collateralized by $475,000 FNMA, 7.250% due 01/15/10
            (value - $524,875); proceeds: $510,054 (cost - $510,000)........    08/01/01         3.800            510,000
                                                                                                            -------------
  Total Investments (cost - $157,793,668) - 99.17%..........................                                  155,028,931
  Other assets in excess of liabilities-0.83% ..............................                                    1,301,433
                                                                                                            -------------
  Net Assets - 100.00% .....................................................                                 $156,330,364
                                                                                                            =============

------------
* Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold only in transactions exempt from registration, normally to qualified institutional buyers.

++    Illiquid securities representing 0.09% of net assets.

(a)   Maturity date reflects mandatory put date.

(b)   Non-income producing securities.

(1)   Bond interest is in default.

(2) Security is being fair valued by a management committee under the direction of the board of directors.

ARM Adjustable Rate Mortgage. The interest rate shown is the current rate at July 31, 2001.

MTN   Medium Term Note.





                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                    JULY 31, 2001 (UNAUDITED)




ASSETS:
Investments in securities, at value (cost - $157,793,668) ................................    $ 155,028,931
Cash .....................................................................................              524
Receivable for investments sold ..........................................................        1,569,149
Interest receivable ......................................................................        2,318,193
                                                                                              -------------
Total assets .............................................................................      158,916,797
                                                                                              -------------

LIABILITIES:
Payable for investments purchased ........................................................        2,125,827
Payable for shares of capital stock repurchased ..........................................          161,785
Payable to investment manager and administrator ..........................................          119,710
Accrued expenses and other liabilities ...................................................          179,111
                                                                                              -------------
Total liabilities ........................................................................        2,586,433
                                                                                              -------------

NET ASSETS:
Capital stock - $0.001 par value; 100,000,000 shares authorized; 12,434,567 shares issued       190,349,218
  and outstanding
Undistributed net investment income ......................................................       10,449,560
Accumulated net realized loss from investment transactions ...............................      (41,703,677)
Net unrealized depreciation on investments ...............................................       (2,764,737)
                                                                                              -------------
Net assets applicable to shares outstanding ..............................................    $ 156,330,364
                                                                                              =============
Net asset value per share ................................................................           $12.57
                                                                                                     ======



                 See accompanying notes to financial statements
                                                                               9

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF OPERATIONS




                                                                               FOR THE SIX
                                                                              MONTHS ENDED
                                                                              JULY 31, 2001
                                                                               (UNAUDITED)
                                                                              -------------
INVESTMENT INCOME:
Interest .................................................................    $  5,743,037
                                                                              ------------

EXPENSES:
Investment management and administration .................................         709,404
Professional fees ........................................................          64,763
Custody and accounting ...................................................          47,295
Reports and notices to shareholders ......................................          29,372
Transfer agency fees .....................................................           5,804
Directors' fees ..........................................................           5,250
Other expenses ...........................................................          73,495
                                                                              ------------
                                                                                   935,383
                                                                              ------------
NET INVESTMENT INCOME ....................................................       4,807,654
                                                                              ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized loss from investment transactions ...........................      (2,056,540)
Net change in unrealized appreciation/depreciation of investments ........       1,951,156
                                                                              ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES ..............        (105,384)
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................    $  4,702,270
                                                                              ============



                 See accompanying notes to financial statements
10

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                    FOR THE SIX       FOR THE YEAR
                                                                                    MONTHS ENDED          ENDED
                                                                                   JULY 31, 2001       JANUARY 31,
                                                                                    (UNAUDITED)           2001
                                                                                  ---------------   -----------------
FROM OPERATIONS:
Net investment income .........................................................    $  4,807,654      $  10,600,078
Net realized loss from investments ............................................      (2,056,540)       (14,415,887)
Net change in unrealized appreciation/depreciation of investments .............       1,951,156          5,521,619
                                                                                   ------------      -------------
Net increase in net assets resulting from operations ..........................       4,702,270          1,705,810
                                                                                   ------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .........................................................      (4,055,481)        (9,407,430)
                                                                                   ------------      -------------
CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased ....................................................      (5,600,858)        (9,477,894)
                                                                                   ------------      -------------
Net decrease in net assets ....................................................      (4,954,069)       (17,179,514)

NET ASSETS:
Beginning of period ...........................................................     161,284,433        178,463,947
                                                                                   ------------      -------------
End of period (including undistributed net investment income of $10,449,560
 and $9,697,387, respectively) ................................................    $156,330,364      $ 161,284,433
                                                                                   ============      =============

                 See accompanying notes to financial statements
                                                                              11

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     All-American Term Trust Inc. (the "Trust") was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust will terminate on or about January 31, 2003.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:


  Valuation of Investments-The Trust calculates its net asset value based on the current market value, where available, for its portfolio securities. The Trust normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management, Inc.), the investment manager and administrator of the Trust. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

  Repurchase Agreements-The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

  Investment Transactions and Investment Income-Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  Reverse Repurchase Agreements-The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Trust did not enter into any reverse repurchase agreements during the six months ended July 31, 2001.

  Dollar Rolls-The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price. The Trust did not enter into any dollar roll transactions during the six months ended July 31, 2001.

  Dividends and Distributions-Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.



CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.


INVESTMENT MANAGER AND ADMINISTRATOR, SUB-ADVISOR

     The Trust has entered into an Investment Management and Administration Contract ("Management Contract") with Brinson Advisors. The Management Contract provides Brinson Advisors with an investment management and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

     On February 8, 2001, shareholders approved a Sub-Advisory Contract ("Sub-Advisory Contract") between Brinson Advisors and Wellington Management Company, LLP ("Sub-Advisor"), who serves as the Trust's Sub-Advisor. Under the Sub-Advisory Contract, Brinson Advisors (not the Trust) pays the Sub-Advisor a fee, computed weekly and payable monthly at an annual rate of 0.30% of the first $50 million of the value of the Trust's average weekly net assets, 0.25% of such net assets in excess of $50 million but not in excess of $100 million, and 0.15% of such net assets in excess of $100 million.


INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at July 31, 2001 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     At July 31, 2001, the components of net unrealized depreciation of investments were as follows:


  Gross depreciation (from investments having an excess of cost over value)      $ (5,879,171)
  Gross appreciation (from investments having an excess of value over cost)         3,114,434
                                                                                 ------------
  Net unrealized depreciation of investments ...............................     $ (2,764,737)
                                                                                 ============

     For the six months ended July 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $20,620,000 and $22,450,655, respectively.


CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value common stock authorized and 12,434,567 shares outstanding at July 31, 2001.

     For the six months ended July 31, 2001, the Trust repurchased 459,300 shares of its common stock at an average market price of $12.14 and a weighted average discount from net asset value of 3.07%. For the period May 23, 2000 (commencement of repurchase program) through January 31, 2001, the Trust repurchased 812,800 shares of its common stock at an average market price of $11.61 and a weighted average discount from net asset value of 6.05%. At July 31, 2001, paid-in-capital has been reduced by the cost of $15,078,752 of capital stock repurchased.


FEDERAL TAX STATUS

     It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about January 31, 2003, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

     At January 31, 2001, the Trust had a net capital loss carryforward of $37,971,049 which will expire upon termination of the Trust on or about January 31, 2003. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed. In accordance with U.S. Treasury Regulations, the Trust has elected to defer $1,588,755 of realized capital losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on February 1, 2001.

ALL-AMERICAN TERM TRUST INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout each period is presented below:


                                                                   FOR THE SIX
                                                                  MONTHS ENDED
                                                                  JULY 31, 2001
                                                                   (UNAUDITED)
                                                                 ---------------
Net asset value, beginning of period ...........................    $ 12.51
                                                                    -------
Net investment income ..........................................      0.39
Net realized and unrealized gains (losses)
 from investments ..............................................     (0.02)
                                                                    -------
Net increase (decrease) from investment operations .............      0.37
                                                                    -------
Dividends from net investment income ...........................     (0.32)
                                                                    -------
Net increase in net asset value resulting from repurchase of
 common stock ..................................................      0.01
                                                                    -------
Net asset value, end of period .................................    $ 12.57
                                                                    =======
Market value, end of period ....................................    $ 12.30
                                                                    =======
Total investment return (1) ....................................       4.01 %
                                                                    =======
Ratios/Supplemental data:
Net assets, end of period (000's) ..............................   $156,330
Expenses to average net assets .................................       1.19%*
Net investment income to average net assets ....................       6.10%*
Portfolio turnover rate ........................................         13%
Asset coverage .................................................          -



                                                                                FOR THE YEARS ENDED JANUARY 31,
                                                                 -------------------------------------------------------------
                                                                     2001+++          2000            1999           1998
                                                                 -------------- ---------------- -------------- ---------------
Net asset value, beginning of period ...........................   $  13.02        $   13.90        $ 15.09        $ 14.54
                                                                   --------        ---------        -------        -------
Net investment income ..........................................       0.82             0.99           1.09           1.15
Net realized and unrealized gains (losses)
 from investments ..............................................      (0.66)           (1.00)         (1.29)          0.42
                                                                   --------        ---------        -------        -------
Net increase (decrease) from investment operations .............       0.16            (0.01)         (0.20)          1.57
                                                                   --------        ---------        -------        -------
Dividends from net investment income ...........................      (0.71)           (0.87)         (0.99)         (1.02)
                                                                   --------        ---------        -------        -------
Net increase in net asset value resulting from repurchase of
 common stock ..................................................       0.04                -              -              -
                                                                   --------        ---------        -------        -------
Net asset value, end of period .................................   $  12.51        $   13.02        $ 13.90        $ 15.09
                                                                   ========        =========        =======        =======
Market value, end of period ....................................   $  12.14        $   11.88        $ 13.13        $ 14.06
                                                                   ========        =========        =======        =======
Total investment return (1) ....................................       8.53%           (2.99)%         0.31%         18.93%
                                                                   ========        =========        =======        =======
Ratios/Supplemental data:
Net assets, end of period (000's) ..............................   $161,284        $ 178,464        $190,498       $206,812
Expenses to average net assets .................................       1.54%+           1.45%+         1.09%          1.10%
Net investment income to average net assets ....................       6.40%            7.39%          7.50%          7.81%
Portfolio turnover rate ........................................        247%**           320%**         337%**         398%**
Asset coverage .................................................          -        $   3,553++            -              -



                                                                 FOR THE YEARS
                                                                  ENDED JANUARY
                                                                      31,
                                                                 --------------
                                                                      1997
                                                                 --------------
Net asset value, beginning of period ...........................    $ 14.37
                                                                    -------
Net investment income ..........................................      1.10
Net realized and unrealized gains (losses)
 from investments ..............................................      0.13
                                                                    -------
Net increase (decrease) from investment operations .............      1.23
                                                                    -------
Dividends from net investment income ...........................     (1.06)
                                                                    -------
Net increase in net asset value resulting from repurchase of
 common stock ..................................................          -
                                                                    -------
Net asset value, end of period .................................    $ 14.54
                                                                    =======
Market value, end of period ....................................    $ 12.75
                                                                    =======
Total investment return (1) ....................................       4.59%
                                                                    =======
Ratios/Supplemental data:
Net assets, end of period (000's) ..............................    $199,303
Expenses to average net assets .................................       1.18%
Net investment income to average net assets ....................       7.70%
Portfolio turnover rate ........................................        391%**
Asset coverage .................................................          -

------------
*     Annualized.

** These ratios include dollar roll transactions. If such transactions were excluded from purchases and sales, the portfolio turnover rates would be 45%, 27%, 70%, 129%, and 50% for the fiscal years ended January 31, 2001, 2000, 1999, 1998, and 1997, respectively.

+ These ratios include 0.38% and 0.36% related to interest expense for the years ended January 31, 2001 and 2000, respectively, which represent the cost of leverage to the Trust.

++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding.

+++ On October 10, 2000, Wellington Management Company, LLP began serving as the Trust's Sub-Advisor.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for a period of less than one year.

ALL-AMERICAN TERM TRUST INC.

GENERAL INFORMATION (UNAUDITED)


THE TRUST

     All-American Term Trust Inc. (the "Trust") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment manager and administrator is Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $72.7 billion in assets under management as of August 31, 2001. Wellington Management Company, LLP., is a sub-advisor to the Trust.


SHAREHOLDER INFORMATION

     The Trust's NYSE trading symbol is "AAT". Comparative net asset value and market price information about the Trust is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as numerous other publications.

     A special meeting of shareholders of the Trust was held on February 8, 2001. At the meeting, the shareholders voted on the following proposals:


                                                                                         SHARES          SHARES        SHARES
                                                                                          VOTED          VOTED        WITHHOLD
                                                                                           FOR          AGAINST       AUTHORITY
PROPOSAL 1                                                                            ------------   -------------   ----------
The approval or disapproval of a new investment management and administration contract between Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell
Hutchins Asset Management, Inc.) and All-American Term Trust, Inc. (the "Trust").      6,735,708       196,984        245,364


                                                                                         SHARES          SHARES        SHARES
                                                                                          VOTED          VOTED        WITHHOLD
                                                                                           FOR          AGAINST       AUTHORITY
PROPOSAL 2                                                                            ------------   -------------   ----------
A new sub-advisory contract between Brinson Advisors and Wellington
Management Company, LLP. ..........................................                    6,740,780       199,860        237,416


                                                                                         SHARES          SHARES        SHARES
                                                                                          VOTED          VOTED        WITHHOLD
                                                                                           FOR          AGAINST       AUTHORITY
PROPOSAL 3                                                                            ------------   -------------   ----------
The approval or disapproval of a new sub-advisor approval policy for the Trust ..      5,158,911       802,070       1,217,075

ALL-AMERICAN TERM TRUST INC.

     An annual meeting of shareholders of the Trust was held on May 17, 2001. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl
W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified.



PROPOSAL 1

                                             SHARES                          SHARES
                                              VOTED          SHARES         WITHHOLD
                                               FOR          AGAINST         AUTHORITY
                                          ------------   -------------   --------------
To vote for or against the election of:
Margo N. Alexander ....................   11,635,849       314,641             0
Richard Q. Armstrong ..................   11,637,966       312,524             0
E. Garrett Bewkes, Jr .................   11,635,349       315,141             0
Richard R. Burt .......................   11,637,966       312,524             0
Meyer Feldberg ........................   11,637,137       313,353             0
George W. Gowen .......................   11,636,912       313,578             0
Frederic V. Malek .....................   11,637,966       312,524             0
Carl W. Schafer .......................   11,637,966       312,524             0
Brian M. Storms .......................   11,637,232       313,258             0

     (Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals)


DISTRIBUTION POLICY

     The Trust's Board has established a Dividend Reinvestment Plan (the "Plan") under which all stockholders whose shares are registered in their own names, or in the name of UBS PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the

ALL-AMERICAN TERM TRUST INC.

transfer agent was able to obtain in the open market. The Trust will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

DIRECTORS

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander
Richard Q. Armstrong
David J. Beaubien
Richard R. Burt
Meyer Feldberg

George W. Gowen
William W. Hewitt, Jr.
Morton Janklow
Frederic V. Malek
Carl W. Schafer
William D. White

PRINCIPAL OFFICERS

Brian M. Storms
President

Amy R. Doberman
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer


INVESTMENT MANAGER AND
ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114


SUBADVISOR
Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109-1809

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Trust without examination by independent auditors who do not express an opinion thereon.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

ALL-AMERICAN TERM TRUST INC.
-------------------------------------




JULY 31, 2001






SEMIANNUAL REPORT